

B. RILEY Financial

Fourth Quarter 2022 Supplemental Financial Data

February 22, 2023

NASDAQ: RILY

Reconciliation of U.S. GAAP to Non-GAAP Measures

(Unaudited, dollars in thousands)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Adj. EBITDA and Operating Adj. EBITDA Reconciliation					
Net income (loss) attributable to B. Riley Financial, Inc.	$ 64,172	$ (10,062)	$ (140,159)	$ 47,837	$ (57,445)
EBITDA Adjustments:					
Provision for (benefit from) income taxes	23,847	(3,695)	(52,513)	16,350	(23,998)
Interest expense	26,441	30,436	31,764	34,587	44,399
Interest income	(54)	(67)	(500)	(686)	(1,482)
Share based payments	12,503	17,013	14,202	14,613	15,312
Depreciation and amortization	6,805	7,848	7,961	10,717	13,443
Restructuring charge	—	—	—	8,016	995
Gain on extinguishment of loans	—	(1,102)	—	—	—
Transactions related costs and other	4,311	291	3,468	10,003	(5,264)
Total EBITDA Adjustments	73,853	50,724	4,382	93,600	43,405
Adjusted EBITDA	**$ 138,025**	**$ 40,662**	**$ (135,777)**	**$ 141,437**	**$ (14,040)**
Operating EBITDA Adjustments:					
Trading (income) losses and fair value adjustments on loans	(68,858)	68,390	223,927	(12,154)	123,544
Other investment related expenses	36,930	(24,865)	(13,930)	(23,039)	(7,697)
Total Operating EBITDA Adjustments	(31,928)	43,525	209,997	(35,193)	115,847
Operating Adjusted EBITDA	**$ 106,097**	**$ 84,187**	**$ 74,220**	**$ 106,244**	**$ 101,807**

Operating Income Summary

(Unaudited, dollars in thousands)	Three Months Ended December 31, 2021			Three Months Ended December 31, 2022		
	Operating	Investment	Combined	Operating	Investment	Combined
Revenues:						
Services and fees	$ 315,848	$ —	$ 315,848	$ 253,432	$ —	$ 253,432
Trading income and fair value adjustments on loans	—	68,858	68,858	—	(123,544)	(123,544)
Interest income – loans & securities lending	33,443	—	33,443	62,545	—	62,545
Sale of goods	3,961	—	3,961	134,380	—	134,380
Total revenues	$ 353,252	$ 68,858	$ 422,110	$ 450,357	$ (123,544)	$ 326,813
Operating expenses:						
Direct cost of services	$ 12,955	$ —	$ 12,955	$ 68,496	$ —	$ 68,496
Cost of goods sold	5,559	—	5,559	71,313	—	71,313
Selling, general and administrative expenses	233,782	36,930[1]	270,712	211,067	(2,515)[1]	208,552
Restructuring charge	—	—	—	995	—	995
Interest expense – securities lending & loan participations sold	12,362	—	12,362	22,738	—	22,738
Total operating expenses	$ 264,658	$ 36,930	$ 301,588	$ 374,609	$ (2,515)	$ 372,094
Operating income	$ 88,594	$ 31,928	$ 120,522	$ 75,748	$ (121,029)	$ (45,281)

1. Other investment related operating expenses.

Quarterly Operating Revenue and Operating Adjusted EBITDA

Operating Revenue and Operating Adjusted EBITDA (1)(3)(5)(6)



Operating Revenue
Operating Adj. EBITDA
$353.3M
$274.0M
$266.6M
$328.2M
$450.4M
$106.1M
$84.2M
$74.2M
$106.2M
$101.8M
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

Quarterly Revenue and Adjusted EBITDA

(Dollars in thousands)	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Operating Revenue [1]	$ 353,252	$ 273,979	$ 266,627	$ 328,209	$ 450,357
Investment Gains (Loss) [2]	68,858	(68,390)	(223,927)	12,154	(123,544)
Total Revenue	$ 422,110	$ 205,589	$ 42,700	$ 340,363	$ 326,813

	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Operating Adjusted EBITDA [3]	$ 106,097	$ 84,187	$ 74,220	$ 106,244	$ 101,807
Investment Adjusted EBITDA [4]	31,928	(43,525)	(209,997)	35,193	(115,847)
Adjusted EBITDA [5][6]	$ 138,025	$ 40,662	$ (135,777)	$ 141,437	$ (14,040)

1. Operating Revenue is defined as the sum of revenues from (i) Service and Fees, (ii) Interest Income - Loans and Securities Lending and (iii) Sales of Goods.
2. Investment Gains (Loss) is defined as Trading Income (Losses) and Fair Value Adjustments on Loans.
3. Operating Adjusted EBITDA is defined as Adjusted EBITDA excluding (i) Trading Income (Losses) and Fair Value Adjustments on Loans and (ii) other investment related expenses.
4. Investment Adjusted EBITDA is defined as Trading Income (Losses) and Fair Value Adjustments on Loans, less other investment related expenses.
5. Adjusted EBITDA includes earnings before interest, taxes, depreciation, amortization, restructuring charge, share-based payments, gain on extinguishment of loans, impairment of tradenames, and transaction related and other costs.
6. For a reconciliation to GAAP financial measures, please see slide 2.

Cash and Investments Summary

(Dollars in thousands)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022
Cash and Cash Equivalents	$ 278,933	$ 213,584	$ 216,098	$ 231,805	$ 268,618
Restricted Cash	927	928	928	1,578	2,308
Due from/(to) Clearing Brokers, net	(39,741)	40,350	25,902	49,530	29,430
Advances Against Customer Contracts	200	200	200	200	200
Securities and Other Investments Owned					
Equity Securities	1,444,474	1,228,690	1,055,379	1,140,728	1,046,710
Corporate Bonds	7,632	10,508	8,231	6,761	8,539
Other Fixed Income Securities	2,606	3,681	2,321	8,649	3,956
Partnership Interests and Other	77,383	74,222	78,965	82,475	70,063
Securities Sold Not Yet Purchased	(28,623)	(7,498)	(5,403)	(17,751)	(5,897)
Loans Receivable, net of Loan Participations Sold	873,186	882,391	770,840	814,715	701,652
Other investments and deposits [1]	40,187	49,391	49,156	45,947	53,844
Noncontrolling interest [2]	(17,785)	(17,135)	(25,317)	(32,038)	(31,349)
Total Cash, Net Securities, and Other	$ 2,639,379	$ 2,479,312	$ 2,177,300	$ 2,332,599	$ 2,148,074

Debt Summary

(Dollars in thousands)	Dec 31, 2021	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022
Term Loans, net	$ 346,385	$ 342,851	$ 367,815	$ 558,035	$ 572,079
Revolving Credit Facility	80,000	80,000	80,000	74,700	127,678
Notes Payable	357	22,891	23,186	25,075	25,263
Senior Notes Payable, net	1,606,560	1,627,649	1,644,778	1,661,191	1,721,751
Total Debt	2,033,302	2,073,391	2,115,779	2,319,001	2,446,771
Total Cash and Investments, Net of Debt	**$ 606,077**	**$ 405,921**	**$ 61,521**	**$ 13,598**	**$ (298,697)**

1. Other investments and investment related deposits reported in prepaid and other assets.
2. Noncontrolling interest related to investments reported in Securities and Other Investments Owned.

Composition of Cash and Investments

Percentage by Asset Type – December 31, 2022



Cash and Restricted Cash
12.4%
Partnership Interests and Other
3.8%
Due from/(to) Clearing Brokers, net
1.3%
Corporate Bonds and Fixed Income Securities
0.6%
Private Equity
18.1%
Loans Receivable
32.1%
Public Equity
31.7%

(Dollars in thousands)	Gross Value	% of Total
Cash and Restricted Cash	$ 270,926	12.4%
Due from/(to) Clearing Brokers, net	29,430	1.3%
Public Equity (1)(2)	692,506	31.7%
Private Equity (1)	394,616	18.1%
Loans Receivable	701,652	32.1%
Corporate Bonds and Fixed Income Securities	12,495	0.6%
Partnership Interests and Other (1)	83,695	3.8%
Total	**$ 2,185,320**	**100.0%**

1. Includes investments reported in prepaid and other assets.
2. Includes $51 million equity positions held by B. Riley in managed account with gains and losses for client benefit

Condensed Consolidated Balance Sheets

(Dollars in thousands)	December 31, 2022 Unaudited	December 31, 2021
Cash and cash equivalents	$ 268,618	$ 278,933
Restricted cash	2,308	927
Due from clearing brokers	48,737	29,657
Securities and other investments owned, at fair value	1,129,268	1,532,095
Securities borrowed	2,343,327	2,090,966
Accounts receivable, net	149,110	49,673
Due from related parties	1,081	2,074
Loans receivable, at fair value	701,652	873,186
Prepaid expenses and other assets	460,696	463,502
Operating lease right-of-use assets	88,593	56,969
Property and equipment, net	27,141	12,870
Goodwill	512,595	250,568
Other intangible assets, net	374,098	207,651
Deferred income taxes	3,978	2,848
Total assets	**$ 6,111,202**	**$ 5,851,919**
Accounts payable	$ 81,384	$ 6,326
Accrued expenses and other liabilities	322,974	343,750
Deferred revenue	85,441	69,507
Deferred income taxes	29,548	93,055
Due to related parties and partners	2,210	—
Due to clearing brokers	19,307	69,398
Securities sold not yet purchased	5,897	28,623
Securities loaned	2,334,031	2,088,685
Operating lease liabilities	99,124	69,072
Notes payable	25,263	357
Revolving credit facility	127,678	80,000
Term loans, net	572,079	346,385
Senior notes payable, net	1,721,751	1,606,560
Total liabilities	**$ 5,426,687**	**$ 4,801,718**
Redeemable noncontrolling interests in equity of subsidiaries	178,622	345,000
Total B. Riley Financial, Inc. stockholders' equity	446,514	661,271
Noncontrolling interests	59,379	43,930
Total equity	505,893	705,201
Total liabilities and equity	**$ 6,111,202**	**$ 5,851,919**

Consolidated Statements of Operations

(Dollars in thousands, except share data)	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2022	2021	2022	2021
	Unaudited	Unaudited	Unaudited	
Revenues:				
Services and fees	$ 253,432	$ 315,848	$ 931,497	$ 1,172,957
Trading (losses) income and fair value adjustments on loans	(123,544)	68,858	(403,707)	386,676
Interest income - Loans and securities lending	62,545	33,443	245,400	122,723
Sale of goods	134,380	3,961	142,275	58,205
Total revenues	**326,813**	**422,110**	**915,465**	**1,740,561**
Operating expenses:				
Direct cost of services	68,496	12,955	142,455	54,390
Cost of goods sold	71,313	5,559	78,647	26,953
Selling, general and administrative expenses	208,552	270,712	714,614	906,196
Restructuring charge	995	—	9,011	—
Interest expense - Securities lending and loan participations sold	22,738	12,362	66,495	52,631
Total operating expenses	**372,094**	**301,588**	**1,011,222**	**1,040,170**
Operating (loss) income	(45,281)	120,522	(95,757)	700,391
Other income (expense):				
Interest income	1,482	54	2,735	229
Change in fair value of financial instruments and other	460	(4,471)	10,188	3,796
Income from equity investments	285	1,629	3,570	2,801
Interest expense	(44,399)	(26,441)	(141,186)	(92,455)
(Loss) income before income taxes	(87,453)	91,293	(220,450)	614,762
Benefit from (provision for) income taxes	23,998	(23,847)	63,856	(163,960)
Net (loss) income	(63,455)	67,446	(156,594)	450,802
Net (loss) income attributable to noncontrolling interests	(6,010)	3,274	3,235	5,748
Net (loss) income attributable to B. Riley Financial, Inc.	$ (57,445)	$ 64,172	$ (159,829)	$ 445,054
Preferred stock dividends	2,002	1,990	8,008	7,457
Net (loss) income available to common shareholders	**$ (59,447)**	**$ 62,182**	**$ (167,837)**	**$ 437,597**
Basic (loss) income per common share	$ (2.08)	$ 2.26	$ (5.95)	$ 15.99
Diluted (loss) income per common share	$ (2.08)	$ 2.08	$ (5.95)	$ 15.09
Weighted average basic common shares outstanding	28,545,714	27,569,188	28,188,530	27,366,292
Weighted average diluted common shares outstanding	28,545,714	29,840,704	28,188,530	29,005,602

Segment Financial Information

(Unaudited, dollars in thousands)	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
Capital Markets segment:		
Revenues - Services and fees	$ 71,417	$ 138,202
Trading (loss) income and fair value adjustments on loans	(154,455)	24,623
Interest income - Loans and securities lending	61,934	33,443
Total revenues	**(21,104)**	**196,268**
Selling, general and administrative expenses	(55,351)	(113,690)
Interest expense - Securities lending and loan participations sold	(22,738)	(12,362)
Depreciation and amortization	(2,222)	(610)
Segment (loss) income	**(101,415)**	**69,606**
Wealth Management segment:		
Revenues - Services and fees	45,772	103,803
Trading income and fair value adjustments on loans	445	1,140
Total revenues	**46,217**	**104,943**
Selling, general and administrative expenses	(51,696)	(96,799)
Restructuring charge	(849)	—
Depreciation and amortization	(1,086)	(2,088)
Segment (loss) income	**(7,414)**	**6,056**
Auction and Liquidation segment:		
Revenues - Services and fees	4,789	4,532
Revenues - Sale of goods	54,378	1,186
Interest income - Loans and securities lending	611	—
Total revenues	**59,778**	**5,718**
Direct cost of services	(17,290)	(2,977)
Cost of goods sold	(16,658)	(1,097)
Selling, general and administrative expenses	(13,458)	(4,350)
Segment income (loss)	**$ 12,372**	**$ (2,706)**

	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021
Financial Consulting segment:		
Revenues - Services and fees	$ 25,427	$ 27,877
Selling, general and administrative expenses	(20,944)	(21,166)
Depreciation and amortization	(71)	(83)
Segment income	**4,412**	**6,628**
Communications segment:		
Revenues - Services and fees	85,763	31,096
Revenues - Sale of goods	2,181	2,776
Total revenues	**87,944**	**33,872**
Direct cost of services	(44,366)	(9,978)
Cost of goods sold	(2,493)	(4,462)
Selling, general and administrative expenses	(23,368)	(10,397)
Restructuring charge	(146)	—
Depreciation and amortization	(6,366)	(3,189)
Segment income	**11,205**	**5,846**
Consumer segment:		
Revenues - Services and fees	11,849	10,337
Trading income and fair value adjustments on loans	30,466	43,095
Revenues - Sale of goods	77,821	—
Total revenues	**120,136**	**53,432**
Cost of goods sold	(52,162)	—
Selling, general and administrative expenses	(16,039)	(840)
Depreciation and amortization	(2,534)	(602)
Segment income	**49,401**	**51,990**
All Other segment:		
Revenues - Services and fees	8,415	—
Direct cost of services	(6,840)	—
Selling, general and administrative expenses	(2,524)	—
Depreciation and amortization	(982)	—
Segment loss	**(1,931)**	**—**
Consolidated operating (loss) income from reportable segments	**$ (33,370)**	**$ 137,420**

Segment Financial Information

(2022 results unaudited, dollars in thousands)

	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Capital Markets segment:		
Revenues - Services and fees	$ 300,784	$ 559,467
Trading (loss) income and fair value adjustments on loans	(453,690)	318,274
Interest income - Loans and securities lending	240,813	122,723
Total revenues	**87,907**	**1,000,464**
Selling, general and administrative expenses	(171,006)	(345,455)
Interest expense - Securities lending and loan participations sold	(66,495)	(52,631)
Depreciation and amortization	(8,493)	(2,136)
Segment (loss) income	**(158,087)**	**600,242**
Wealth Management segment:		
Revenues - Services and fees	230,735	374,361
Trading income and fair value adjustments on loans	3,522	7,623
Total revenues	**234,257**	**381,984**
Selling, general and administrative expenses	(258,134)	(357,130)
Restructuring charge	(4,955)	—
Depreciation and amortization	(5,488)	(8,920)
Segment (loss) income	**(34,320)**	**15,934**
Auction and Liquidation segment:		
Revenues - Services and fees	12,581	20,169
Revenues - Sale of goods	56,928	53,348
Interest income - Loans and securities lending	4,587	—
Total revenues	**74,096**	**73,517**
Direct cost of services	(23,920)	(30,719)
Cost of goods sold	(17,893)	(20,675)
Selling, general and administrative expenses	(19,683)	(14,069)
Segment income (loss)	**$ 12,600**	**$ 8,054**

	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Financial Consulting segment:		
Revenues - Services and fees	$ 98,508	$ 94,312
Selling, general and administrative expenses	(81,891)	(77,062)
Depreciation and amortization	(305)	(356)
Segment income	**16,312**	**16,894**
Communications segment:		
Revenues - Services and fees	228,129	88,490
Revenues - Sale of goods	7,526	4,857
Total revenues	**235,655**	**93,347**
Direct cost of services	(108,686)	(23,671)
Cost of goods sold	(8,592)	(6,278)
Selling, general and administrative expenses	(64,836)	(25,493)
Restructuring charge	(4,056)	—
Depreciation and amortization	(19,165)	(10,747)
Segment income	**30,320**	**27,158**
Consumer segment:		
Revenues - Services and fees	46,963	36,158
Trading income and fair value adjustments on loans	46,461	60,779
Revenues - Sale of goods	77,821	—
Total revenues	**171,245**	**96,937**
Cost of goods sold	(52,162)	—
Selling, general and administrative expenses	(18,458)	(3,178)
Depreciation and amortization	(4,279)	(2,745)
Segment income	**96,346**	**91,014**
All Other segment:		
Revenues - Services and fees	13,797	—
Direct cost of services	(9,849)	—
Selling, general and administrative expenses	(5,159)	—
Depreciation and amortization	(1,438)	—
Segment loss	**(2,649)**	**—**
Consolidated operating (loss) income from reportable segments	**$ (39,478)**	**$ 759,296**

Definition of US GAAP to Non-GAAP Financial Measures

Certain of the information set forth herein, including operating revenue, adjusted EBITDA, operating adjusted EBITDA, and investment adjusted EBITDA may be considered non-GAAP financial measures. B. Riley Financial believes this information is useful to investors because it provides a basis for measuring the Company's available capital resources, the operating performance of its business and its revenues and cash flow, (i) excluding in the case of operating revenues, trading income (losses) and fair value adjustments on loans, (ii) excluding in the case of adjusted EBITDA, net interest expense, provisions for or benefit from income taxes, depreciation, amortization, fair value adjustment, restructuring charge, gain on extinguishment of loans, impairment of trade names, stock-based compensation and transaction and other expenses, (iii) excluding in the case of operating adjusted EBITDA, aforementioned adjustments for adjusted EBITDA, as well as trading income (losses) and fair value adjustments on loans, and other investment related expenses, and (iv) in the case of investment adjusted EBITDA this includes trading income (losses) and fair value adjustments on loans, net of other investment related expenses, that would normally be included in the most directly comparable measures calculated and presented in accordance with Generally Accepted Accounting Principles ("GAAP"). In addition, the Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance, capital resources and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by the Company may not be comparable to similarly titled amounts reported by other companies.